SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 24, 2003



                            PROASSURANCE CORPORATION
             (Exact name of registrant as specified in its charter)



         Delaware                      001-16533                63-1261433
(State or other jurisdiction     (Commission File No.)        (IRS Employer
     of incorporation)                                      Identification No.)

                 100 Brookwood Place, Birmingham, Alabama 35209
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (205) 877-4400

          (Former name or former address, if changed since last report)


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Item 7 Financial Statements and Exhibits

       (c) Exhibits filed with this report:

       Exhibit 99.1 Copy of registrant's press release dated February 24, 2003, publicly announcing its 2002 financial results.


Item 9 Results of Operations and Financial Condition

       The registrant has furnished this report to disclose for Regulation FD purposes its public release of results of operations and financial condition for the year ended December 31, 2002. A copy of the press release, dated February 24, 2003, is included as an exhibit to this report.



                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 24, 2003

                                             PROASSURANCE CORPORATION


                                             By: /s/ Howard H. Friedman
                                                 -------------------------------
                                                     Howard H. Friedman
                                                     Chief Financial Officer